--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1999



                           ---------------------------



                            HORIZON PHARMACIES, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                   000-22403                 75-2441557
       (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     531 W. MAIN STREET
         SUITE 100                                                75020
      DENISON, TEXAS                                            (Zip code)
   (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (903) 465-2397

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

         Filed herewith as a part of this report are the following financial statements for Jones Low Priced Drugs, Inc.: (i) audited Balance Sheet at December 31, 1998 and audited Statement of Income, Statement of Shareholders' Equity and Statement of Cash Flows for the year ended December 31, 1998, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at September 30, 1999, and unaudited Statements of Income, unaudited Statements of Shareholders' Equity, and unaudited Statements of Cash Flows each for the nine months ended September 30, 1999 and September 30, 1998. These financial statements are being filed in accordance with Item 7(a)(4).

(b)      PRO FORMA FINANCIAL INFORMATION.

         Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s Pro Forma Combined Condensed Balance Sheet at September 30, 1999 and Pro Forma Combined Condensed Statement of Income for the nine months ending September 30, 1999 and the year ended December 31, 1998, and the Adjustments to Pro Forma Financial Statements applicable thereto. Those pro forma financial statements are being filed in accordance with Item 7(a)(4).

(c)      EXHIBITS.

         2.1       --       Purchase Agreement, dated October 21, 1999, by and
                            among HORIZON Pharmacies, Inc., Ricker H. Jones,
                            Linda K. Garrelts and Jones Low Priced Drugs, Inc.
                            (incorporated herein by reference to Exhibit 2.1 of Horizon's Form 8-K dated October 29, 1999, File
                            No. 000-22403)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HORIZON PHARMACIES, INC.



                                            By:   /s/  John N. Stogner
                                               ---------------------------------
                                                       John N. Stogner
                                                       Chief Financial Officer



Date: December 28, 1999

                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                                   EXHIBIT TITLE
       -------                                  -------------
       2.1        --        Purchase Agreement, dated October 21, 1999, by and
                            among HORIZON Pharmacies, Inc., Ricker H. Jones,
                            Linda K. Garrelts and Jones Low Priced Drugs, Inc.
                            (incorporated herein by reference to Exhibit 2.1 of Horizon's Form 8-K dated October 29, 1999, File
                            No. 000-22403)

                          JONES LOW PRICED DRUGS, INC.
                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders                        December 2, 1999
Jones Low Priced Drugs, Inc.


                         REPORT OF INDEPENDENT AUDITORS

We have audited the accompanying balance sheet of Jones Low Priced Drugs, Inc. as of December 31, 1998, and the related statement of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jones Low Priced Drugs, Inc. at December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

JONES LOW PRICED DRUGS, INC.
BALANCE SHEETS

                                             DECEMBER 31,     SEPTEMBER 30,
                                                 1998              1999
                                             ------------     -------------
                                                               (Unaudited)
ASSETS

Current assets:
  Cash                                         $   73,373       $    6,809
  Accounts receivable-trade                       687,389          659,598
  Prepaid expenses                                  4,132            5,316
  Federal income tax receivable                     7,108           36,882
  Inventories, lower of cost or market            731,994          851,379
                                               ----------       ----------
    Total current assets                        1,503,996        1,559,984

Fixed assets:
  Furniture, fixtures & equipment                 139,688          139,688
  Vehicles                                         73,763           73,763
  Leasehold Improvements                          150,594          150,594
  Accumulated depreciation                       (140,725)        (159,402)
                                               ----------       ----------
    Total net fixed assets                        223,320          204,643

Other assets:
  Cash surrender value of life insurance           55,751           55,751
  Covenant not to compete, net                        625                0
  Leasehold interests, net                          3,079           (1,634)
  Independent Pharmacies Litigation Trust          22,527           22,527
                                               ----------       ----------
    Total other assets                             81,982           76,644
                                               ----------       ----------

TOTAL ASSETS                                   $1,809,298       $1,841,271
                                               ==========       ==========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable-trade                       $  280,556       $  280,203
  Accrued expenses                                 19,176           41,764
  Current portion of long term debt                35,185           15,564
                                               ----------       ----------
    Total current liabilities                     334,917          337,531

Long term liabilities:
  Notes payable                                    83,182           19,781
  Current portion of long term debt               (35,185)         (15,564)
                                               ----------       ----------
    Total long term liabilities                    47,997            4,217

Shareholders' equity:
  Common stock                                      6,690            6,690
  Retained earnings                             1,419,694        1,492,833
                                               ----------       ----------
    Total shareholders' equity                  1,426,384        1,499,523
                                               ----------       ----------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                         $1,809,298       $1,841,271
                                               ==========       ==========


                   See accompanying notes.

JONES LOW PRICED DRUGS, INC.
STATEMENTS OF INCOME

                                                                     NINE MONTHS ENDED
                                                 YEAR ENDED            SEPTEMBER 30,
                                                DECEMBER 31,    -------------------------
                                                    1998            1998          1999
                                                ------------    ----------    -----------
                                                                      (Unaudited)
Net sales                                        $6,928,946     $2,864,538     $5,363,522

Cost of sales                                     4,489,157      1,891,317      3,456,854
                                                 ----------     ----------     ----------
Gross profit                                      2,439,789        973,221      1,906,668
                                                 ----------     ----------     ----------

Operating expenses:
  Selling, general and administrative             2,031,272        730,779      1,504,889
  Depreciation                                       18,947          8,851         18,677
                                                 ----------     ----------     ----------
    Total operating expenses                      2,050,219        739,630      1,523,566

Income (loss) from operations                       389,570        233,591        383,102

Other income (expense):
  Other income (expense)                             22,713        (17,806)        22,535
  Interest expense                                   (9,073)        (4,181)        (2,858)
                                                 ----------     ----------     ----------
    Total other income (expense)                     13,640        (21,987)        19,677
                                                 ----------     ----------     ----------

Net income                                       $  403,210     $  211,604     $  402,779
                                                 ==========     ==========     ==========

                   See accompanying notes.

JONES LOW PRICED DRUGS, INC.
STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                    NINE MONTHS ENDED
                                                 YEAR ENDED           SEPTEMBER 30,
                                                DECEMBER 31,    -------------------------
                                                    1998            1998          1999
                                                ------------    ----------    -----------
                                                                      (Unaudited)
Balance, Beginning of period                     $1,016,484     $1,016,484     $1,419,694

Distributions                                             0              0       (329,640)

Net income                                          403,210        211,604        402,779
                                                 ----------     ----------     ----------

Balance, End of period                           $1,419,694     $1,228,088     $1,492,833
                                                 ==========     ==========     ==========

                   See accompanying notes.

JONES LOW PRICED DRUGS, INC.
STATEMENTS OF CASH FLOWS

                                                                       NINE MONTHS ENDED
                                                     YEAR ENDED           SEPTEMBER 30,
                                                    DECEMBER 31,    -----------------------
                                                        1998           1998         1999
                                                    ------------    ---------    ----------
                                                                          (Unaudited)
Operating activities:
  Net income                                         $ 403,210      $ 211,604    $ 402,779

Adjustments to reconcile net income to
  net cash provided by operating activities:

  Depreciation                                          18,947          8,851       18,677
  Change in operating assets and liabilities:
    Accounts receivable-trade                         (111,129)       (21,327)      27,791
    Inventories                                       (133,785)      (214,327)    (114,048)
    Prepaid expenses                                     1,041         (2,728)      (1,184)
    Federal income tax receivable                       (7,108)             0      (29,774)
    Cash surrender value of life insurance             (20,533)       (10,558)           0
    Independent Pharmacies Litigation Trust            (22,527)             0            0
    Accounts payable-trade                              34,504        104,829         (353)
    Accrued expenses                                   (17,870)         2,031       22,589
                                                     ---------       --------    ---------
Net cash provided (used) by operating activities       144,750         78,375      326,477

Investing activities:
  Purchase of fixed assets                             (91,329)       (73,763)           0
                                                     ---------       --------    ---------
Net cash used by investing activities                  (91,329)       (73,763)           0

Financing activities:
  Distributions                                              0                    (329,640)
  Principal payments on notes payable                  (11,544)       (14,517)     (63,401)
                                                     ---------       --------    ---------
Net cash (used) provided by financing activities       (11,544)       (14,517)    (393,041)

Net increase (decrease) in cash                         41,877         (9,905)     (66,564)

Cash at beginning of period                             31,496         31,496       73,373
                                                     ---------       --------    ---------
Cash at end of period                                $  73,373      $  21,591    $   6,809
                                                     =========      =========    =========

Supplemental disclosure of interest paid             $   9,073      $   4,181    $   2,858
                                                     =========      =========    =========

                   See accompanying notes.

                          JONES LOW PRICED DRUGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


1.  Summary of significant accounting policies

Organization

JONES LOW PRICED DRUGS, INC., a Washington S-corporation (the "Company"), owns and operates two retail pharmacies in Spokane and Deer Park, Washington.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Concentrations of credit risk

Financial instruments which potentially subject the company to concentrations of credit risk consist principally of accounts receivable.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Income taxes

No historical provisions for income taxes were included in the Company's financial statements as income taxes, if any, were payable by the shareholders under provisions of subchapter S of the Internal Revenue Code.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

                          JONES LOW PRICED DRUGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


2.  Leases

The Company rents its two retail store facilities. Future minimum lease payments are:

     1999      $94,800
     2000       75,900
     2001       69,600
     2002       69,600
     2003       69,600
     2004       69,600
     2005       69,600
     2006       69,600
     2007       69,600
     2008       69,600
               -------
              $727,500
              ========


3.  Profit Sharing Plan

Effective January 1, 1993, the Company adopted a Salary Reduction Simplified Employee Pension Plan for certain full-time employees. Annual contributions to the plan are made by the company, at their discretion. Eligible employees are allocated a portion of the contribution based on relative compensation and become vested over time. The total contribution for 1998 was $13,095.

4.  Subsequent events

On October 21, 1999 the shareholders of the company sold all of their outstanding shares of stock to HORIZON Pharmacies, Inc.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
SEPTEMBER 30, 1999
(IN THOUSANDS)

                                               Company     Jone's     Stock
                                             Historical     Drug     Purchase    Pro Forma
                                             ----------    ------    --------    ---------
ASSETS

Current assets:
  Cash                                         $ 1,617     $    7    $(1,650)     $   (26)
  Accounts receivable                           11,062        660                  11,722
  Inventories                                   23,279        851                  24,130
  Other                                            523         42                     565
                                               -------     ------    -------      -------
    Total current assets                        36,481      1,560     (1,650)      36,391

Debt issue costs, net                              603                                603

Property and equipment, net                      5,140        205                   5,345

Intangibles, net                                14,233         76        (76)      16,160
                                                                       1,927
                                               -------     ------    -------      -------

Total assets                                   $56,457     $1,841    $   201      $58,499
                                               =======     ======    =======      =======


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                             $ 9,060     $  280                 $ 9,340
  Accrued liabilities                            1,777         42                   1,819
  Notes payable                                  4,100               $   284        4,384
  Current portion of long-term
    obligations                                  2,491                              2,491
                                               -------     ------    -------      -------
    Total currrent liabilities                  17,428        322        284       18,034

Long-term obligations                           16,083         20      1,416       17,519

Deferred income taxes                                                                   0

Shareholder's equity:
  Common stock                                      59          7         (7)          59
  Additional paid-in capital                    24,710                             24,710
  Retained earnings (accumulated deficit)       (1,753)     1,492     (1,492)      (1,753)
  Treasury stock                                   (70)                               (70)
                                               -------     ------    -------      -------
    Total shareholders' equity                  22,946      1,499     (1,499)      22,946
                                               -------     ------    -------      -------

Total liabilities and shareholders'
  equity                                       $56,457     $1,841    $   201      $58,499
                                               =======     ======    =======      =======

Note: The stock in the Spokane, Washington stores was acquired in October 1999 for a total consideration of $3,350 financed by a note payable of $1,700 and cash of $1,650.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1999
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                             Historical
                                          -----------------
                                                     Jone's     Pro Forma
                                          Company     Drug     Adjustments       Pro Forma
                                          -------    ------    -----------       ---------
Net revenues                              $95,255    $5,364                      $ 100,619

Cost and expenses:
  Cost of sales and services               68,074     3,457                         71,531
  Depreciation and amortization             1,186        19            36 (1)        1,241

  Selling, general and administrative      24,722     1,505           (77)(2)       26,150
                                          -------    ------           ----       ---------
Total costs and expenses                   93,982     4,981           (41)          98,922
                                          -------    ------           ----       ---------

Income from operations                      1,273       383            41            1,697

Interest expense and other, net             1,125       (20)          108 (1)        1,213
                                          -------    ------           ----       ---------

Income (loss) before income taxes             148       403           (67)             484

Provision for income taxes                                                               0
                                          -------    ------           ----       ---------

Net income (loss)                         $   148    $  403           $(67)      $     484
                                          =======    ======           ====       =========

Basic earnings per share                                                              0.08
                                                                                 =========

Shares used in computation of basic earnings per share                           5,756,407
                                                                                 =========

Diluted earnings per share                                                            0.08
                                                                                 =========

Shares used in computation of diluted earnings per share                         5,888,073
                                                                                 =========

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1998
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                             Historical
                                          -----------------
                                                     Jone's     Pro Forma
                                          Company     Drug     Adjustments       Pro Forma
                                          -------    ------    -----------       ---------
Net revenues                              $74,737    $6,929                       $  81,666

Cost and expenses:

  Cost of sales and services               54,511     4,489                          59,000
  Depreciation and amortization               867        19             48 (1)          934

  Selling, general and administrative      21,292     2,031           (102)(2)       23,221
                                          -------    ------           ----        ---------
Total costs and expenses                   76,670     6,539            (54)          83,155
                                          -------    ------           ----        ---------

Income (loss) from operations              (1,933)      390             54           (1,489)

Interest expense and other, net               606       (13)           145 (1)          738
                                          -------    ------           ----        ---------

Income (loss) before income taxes          (2,539)      403            (91)          (2,227)

Provision for income taxes                   (360)                                     (360)
                                          -------    ------           ----        ---------

Net income (loss)                         $(2,179)   $  403           $(91)       $  (1,867)
                                          =======    ======           ====        =========

Basic earnings (loss) per share                                                       (0.37)
                                                                                  =========

Shares used in computation of basic earnings per share                            5,065,545
                                                                                  =========

Diluted earnings (loss) per share                                                     (0.37)
                                                                                  =========

Shares used in computation of diluted earnings per share                          5,065,545
                                                                                  =========

Adjustments to Pro Forma Financial Statements (in thousands)

     (1)

Provide for interest expense on debt issued:
          Debt                                                        1,700
          Interest rate                                               8.50%

          Twelve months ended December 31, 1998:                        145
          Nine months ended September 30, 1999:                         108

Provide for amortization of goodwill incurred in acquisition:         1,927
                                                                   40 years

          Twelve months ended December 31, 1998:                         48
          Nine months ended September 30, 1999:                          36

(2) Decrease previous Officer Salary to new contract with
    Horizon:

          Twelve months ended December 31, 1998:                        102
          Nine months ended September 30, 1999:                          77